UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Canon's Court, 22 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (441) 298-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Genpact Limited (the “Company”) has appointed Anthony Radesca as its Senior Vice President and Chief Accounting Officer, effective September 29, 2025.

Mr. Radesca, age 56, served as Senior Vice President and Chief Accounting Officer of NCR Voyix Corporation from May 2024 to September 2025. Prior to that, he served as Senior Vice President, Chief Accounting Officer of EVO Payments, Inc. from February 2019 to March 2023. Mr. Radesca previously served as Senior Vice President, Chief Accounting Officer of CA Technologies, Inc. from June 2016 to February 2019, and as Vice President of Accounting of CA Technologies from June 2008 to June 2016. Mr. Radesca holds a B.B.A. in Public Accounting from Hofstra University, a J.D. from St. John's University School of Law and is a Certified Public Accountant.

In connection with his appointment as Senior Vice President and Chief Accounting Officer, Mr. Radesca will be entitled to receive base salary, annual bonus opportunities, and equity awards consistent with his role and seniority. He will also be eligible to participate in certain Company-sponsored benefits, such as health insurance plans and disability and life insurance plans.

There are no arrangements or understandings between Mr. Radesca and any other person pursuant to which he was appointed as Senior Vice President and Chief Accounting Officer. There are no family relationships between Mr. Radesca and any director or executive officer of the Company, and there have been no transactions between Mr. Radesca and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: September 30, 2025	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Secretary